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                                                                    EXHIBIT 23.8

                         PROSPECTIVE DIRECTOR'S CONSENT

     I hereby consent to being named as a prospective director of Del Monte Foods Company in the Registration Statement on Form S-4 and related proxy statement/prospectus, which is a part of the Registration Statement, of Del Monte Foods Company.

                                             /s/ Samuel H. Armacost
                                             ---------------------------
                                             Samuel H. Armacost

Dated: November 13, 2002